SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

_________________________

Date of Report (Date of earliest event reported): February 12, 2013

MERRILL LYNCH DEPOSITOR, INC.

(on behalf of PREFERREDPLUS TRUST SERIES VER-1)

(Exact name of registrant as specified in its charter)

Delaware	001-31409	13-3891329
(State or other	(Commission	(I. R. S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

One Bryant Park, 4th FL		10036
New York, New York		(Zip Code)
(Address of principal
executive offices)

__________________________

Registrant’s telephone number, including area code: (646) 855-6745

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Section 1.	Registrant’s Business and Operations

Not applicable.

Section 2.	Financial Information

Not applicable.

Section 3.	Securities and Trading Markets

Not applicable.

Section 4.	Matters Related to Accountants and Financial Statements

Not applicable.

Section 5.	Corporate Governance and Management

Not applicable.

Section 6.	Asset-Backed Securities

Not applicable.

Section 7.	Regulation FD

Not applicable.

Section 8.	Other Events
Item 8.01	Other events

On February 7, 2013 The Bank of New York Mellon, as Trustee the PPLUS VER-1 Trust issued a press release regarding receipt of a notice of exercise of warrants representing the right to call 800,000 of the PPLUS Trust Certificates Series VER-1 Trust at an exercise price equal to $25.00 for each security being exercised plus accrued and unpaid interest up to, but excluding, the Exercise Date. A copy of the press release is attached as Exhibit 99.1 hereto.

Section 9.	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of business acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

99.1 Press Release, dated February 7, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERRILL LYNCH DEPOSITOR, INC.

Date: February 14, 2013	By:	/s/ John Marciano
	Name:	John Marciano
	Title:	Vice President

EXHIBIT INDEX

Exhibit 99.1      Press Release, dated February 7, 2013